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                            SECURED PROMISSORY NOTE

$300,000.00                                                      August 25, 1998



  FOR VALUE RECEIVED, the undersigned, ANNIE'S HOMEGROWN, INC., a Delaware corporation (Borrower), hereby promises to pay to FREMONT FINANCIAL CORPORATION, a California corporation (Fremont), or order, at 666 Fifth Avenue, 21st Floor, New York, New York 10103, or at such other address as the holder hereof may specify in writing, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) plus interest in the manner and upon the terms and conditions set forth below.

1.   DEFINED TERMS.    Any and all initially capitalized terms used herein shall
have the meanings ascribed to them in that certain Loan and Security Agreement dated as of February 3, 1998 between Fremont and Borrower (the Loan Agreement), unless specifically defined herein.

2.   RATE OF INTEREST.   The outstanding principal balance of this Secured
Promissory Note (this Note) shall bear interest at the rate of three percent (3.0%) per annum above the Reference Rate. The Reference Rate as of the date of this Note is eight and one half percent (8.1/2%) per annum, and, therefore, the effective rate of interest hereunder as of the date of this Note is eleven and one half percent (11 1/2%) per annum. The interest rate payable under the terms of this Note shall be adjusted in accordance with any change in the Reference Rate from time to time on the date of any such change. Any interest not paid when due may be compounded by adding it to the principal and thereafter shall bear interest at the rate provided herein. Upon the occurrence of an Event of Default under the Loan Agreement, at Fremont's option, the rate of interest on this Note, without constituting a waiver of any such Event of Default, shall be increased to six percent (6.0%) per annum above the Reference Rate. All interest payable under this Note shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. Interest shall continue to accrue until this Note is paid in full.

3. SCHEDULE OF PAYMENTS; COTERMINOUS WITH LOAN AGREEMENT. Principal and interest shall be due and payable on the dates and in the manner set forth below:

     (a) Principal shall be payable in twenty (20) equal consecutive monthly installments of Fifteen Thousand Dollars ($15,000.00) each, commencing October 1, 1998 and continuing thereafter on the first day of each subsequent month until May 1, 2000 when the unpaid principal balance of this Note and all accrued interest and other charges shall be due and payable in full.

     (b) All interest payable by Borrower shall be due and payable on the first day of each month commencing on September 1, 1998 and continuing thereafter until this Note is paid in full.

     (c) Notwithstanding anything to the contrary in this Note or any of the other Loan Documents, all unpaid principal, accrued interest and other charges owing under this Note shall be due and payable in full upon the termination of the Loan Agreement for any reason whatsoever.

4. PREPAYMENT. Without the consent of Fremont, which may be granted or withheld by Fremont in its sole discretion, Borrower shall not be entitled to prepay this Note except in conjunction with a termination of the Loan Agreement and concurrent repayment of all of the Obligations; provided, however, that in the event that Borrower shall issue any equity securities whether issued as convertible debt or otherwise (other than in connection with issuances under Borrower's existing employee stock option plans) the proceeds thereof, after payment of any reasonable and customary issuance costs, shall be paid to Fremont to prepay this Note. If such a termination of the Loan Agreement constitutes an early termination pursuant to Section 3.2 of the Loan Agreement, the unpaid
                              -----------
principal amount of this Note shall be subject to the Early Termination Fee described in Section 3.2 of the Loan Agreement. Any such Early Termination Fee
             -----------
in respect of the unpaid principal amount of this Note shall be presumed to be the amount of damages sustained by Fremont as the result of the prepayment and Borrower agrees that it is a reasonable fee under the circumstances currently existing.

5. RIGHT OF ACCELERATION. Upon Borrower's failure to make any payment under this Note when due or the occurrence of any other Event of Default under the Loan Agreement, Fremont may, at its election and without notice to Borrower, declare the
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entire balance hereof immediately due and payable in full.

6. LATE CHARGE. If any installment of principal or interest is not paid within ten (10) days of the date on which it is due, Fremont may assess a late charge equal to ten percent (10.0%) of the amount of such late payment. This charge is a result of the reasonable endeavor by Borrower and Fremont to estimate Fremont's added costs and damages resulting from Borrower's failure to make timely payments under this Note; hence, Borrower agrees that the charge shall be presumed to be the amount of damage sustained by Fremont since it is impracticable to determine the actual amount necessary to reimburse Fremont for its damages.

7. SECURITY. Borrower understands and agrees that this Note is secured by, among other things, the security interests granted to Fremont under the Loan Agreement and other Loan Documents, and that this Note is subject to all the terms and conditions thereof including without limitation the remedies specified therein.

8. WAIVERS. Borrower hereby waives presentment for payment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity and diligence in collection.

9. SUCCESSORS AND ASSIGNS. This Note shall bind and inure to the benefit of the respective successors and assigns of Borrower and Fremont; PROVIDED, HOWEVER, that Borrower may not assign this Note or any rights or duties hereunder without Fremont's prior written consent and any prohibited assignment shall be void and of no effect as against Fremont. No consent to an assignment by Fremont shall release Borrower from its obligations hereunder. Fremont and its successors and assigns may assign this Note and its rights and duties hereunder. Fremont reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Fremont's rights and benefits hereunder. In connection therewith, Fremont may disclose all documents and information which Fremont now or hereafter may have relating to Borrower or Borrower's business. Borrower expressly consents to any assignment by Fremont to its wholly owned subsidiary, Fremont Funding Inc., of certain of Fremont's rights hereunder, including the beneficial interest in loans made by Fremont, and any subsequent assignment by Fremont Funding Inc. to LaSalle National Bank (or any successor trustee), as trustee of the Fremont Small Business Loan Master Trust, of such rights.

10.  GENERAL PROVISIONS.

     (a) If this Note is not paid when due, Borrower promises to pay all costs of collection, foreclosure fees and reasonable attorneys fees incurred by Fremont, whether or not suit is filed hereon.

     (b) This Note may not be changed, modified, amended or terminated except by a writing duly executed by Borrower and Fremont.

     (c) No waiver of any rights under this Note is valid or effective unless made in writing and signed by Fremont.

     (d) No delay or omission on the part of Fremont in exercising any right shall operate as a waiver thereof or of any other right.

     (e) A waiver by Fremont upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

     (f) Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

     (g) Section headings used in this Note are solely for convenience of reference, shall not constitute a part of this Note for any other purpose and shall not affect the construction of this Note.

11.  CHOICE OF LAW AND VENUE.

  THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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  BORROWER AND FREMONT AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN
CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR, AT THE SOLE OPTION OF FREMONT, IN ANY OTHER COURT IN WHICH FREMONT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER AND FREMONT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT, AND BORROWER AND FREMONT HEREBY WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. FURTHERMORE, BORROWER AND FREMONT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 11.
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12.  WAIVER OF JURY TRIAL.

  BORROWER AND FREMONT HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND FREMONT REPRESENT TO EACH OTHER THAT THEY HAVE REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVE THEIR JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered at Fremont's place of business in New York, New York.


                                        BORROWER:
                                        ANNIE'S HOMEGROWN, INC.,
                                        a Delaware corporation



                                        Signed By:
                                                   -----------------------------
                                        Print Name:  Paul B. Nardone
                                        Title/Capacity:  President



COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________________              August 25, 1998



    Then personally appeared the above-named Paul B. Nardone and stated that he is a duly authorized officer of Annie's Homegrown, Inc. (the "Corporation"), and acknowledged the foregoing to be his free act and deed and the free act and deed of said corporation, before me,


                                        ---------------------------------------
                                                                , Notary Public
                                        My Commission Expires:

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